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                                                                      EXHIBIT 99

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 11-K

(MARK ONE)
  [X]            ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   For the fiscal year ended October 31, 1993

                                       OR

  [_]          TRANSITION REPORT PURSUANT TO SECTION 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

                 For the Transition period from             to

                         Commission File Number: 1-4423

A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                            HEWLETT-PACKARD COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                            HEWLETT-PACKARD COMPANY
                              3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304

                              REQUIRED INFORMATION

  Not applicable.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE ADMINISTRATOR OF THE PLAN HAS DULY CAUSED THIS ANNUAL REPORT TO BE SIGNED BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          HEWLETT-PACKARD COMPANY
                                          EMPLOYEE STOCK PURCHASE PLAN

                                                     D. Craig Nordlund
                                          By: _________________________________
                                                     D. Craig Nordlund
                                               Associate General Counsel and
                                                         Secretary

Date: January 28, 1994

                                     E-99-1